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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) July 22, 2002


                                ICU MEDICAL, INC.

             (Exact name of registrant as specified in its charter)

         DELAWARE                       0-19974                  33-0022692
         --------                       -------                  ----------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


951 Calle Amanecer, San Clemente, California                       92673
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 (Address of principal executive offices)                        (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On July 22, 2002, the Registrant engaged Deloitte & Touche LLP ("Deloitte") as its independent accountant.

         During the past two years and the subsequent interim period, the Registrant has not (and someone on its behalf has not) consulted with Deloitte on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any other matter that was either the subject of a disagreement or reportable event as set forth in paragraph
(a)(2)(ii) of Item 304 of Regulation S-K.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 23, 2002

                                                 ICU MEDICAL, INC.



                                                 /s/ Francis J. O'Brien
                                                 ------------------------------
                                                 Francis J. O'Brien
                                                 Secretary, Treasurer and
                                                 Chief Financial Officer